UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2022, U.S. Well Services, LLC (“USWS”), a subsidiary of U.S. Well Services, Inc. (the “Company”), entered into a promissory note (the “Note”) in favor of Equify Financial, LLC, as lender (“Equify”), which provides for the debt financing of certain equipment to be used by the Company in building an electric frac fleet (the “Equipment”). Among other things, the Note:

•	has a principal amount of $12,500,000,

•	has a maturity date of October 1, 2027,

•

is payable by USWS to Equify in equal monthly installments of principal in the amount of $208,334.00, together with all accrued and unpaid interest on the outstanding principal balance of the Note, commencing on November 1, 2022 and continuing thereafter until the maturity date, and

•

bears interest at a rate per annum equal to the lesser of (i) the sum of (A) “prime rate” as published in the Wall Street Journal from time to time plus (B) 9.25%, and (ii) the maximum amount of interest allowed by applicable law.

The obligations of USWS under the Note are secured by a first priority lien in favor of Equify in the Equipment, as set forth in the Security Agreement by USWS in favor of Equify dated September 30, 2022 (the “Security Agreement”). As previously disclosed, on July 18, 2022, the Company entered into a guaranty (the “Guaranty”) pursuant to which it guaranteed to Equify the full performance and payment of all indebtedness owed by USWS to Equify.

Dan Wilks and Farris Wilks, together with certain of their affiliates, (collectively, the “Wilks Parties”) collectively hold a controlling interest in ProFrac Holdings Corp. (“ProFrac”) and in Equify. Certain Wilks Parties also own certain securities of the Company. As previously announced, on June 21, 2022 the Company entered into an agreement and plan of merger with ProFrac and Thunderclap Merger Sub I, Inc., an indirect subsidiary of ProFrac (“Merger Sub”), pursuant to which and subject to the conditions in the agreement, Merger Sub will be merged with and into the Company, with the Company surviving as an indirect subsidiary of ProFrac.

The foregoing summaries of the material terms of the Note and the Security Agreement are not complete and are subject to, and qualified in their entirety by, reference to the complete text of the Note, the Security Agreement and the Guaranty, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and ProFrac. In connection with this proposed transaction, ProFrac filed with the SEC a registration statement on Form S-4 containing an information statement/proxy statement/prospectus jointly prepared by the Company and ProFrac, and other related documents. The information statement proxy statement/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND PROFRAC WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROFRAC AND THE PROPOSED TRANSACTION.

Stockholders of the Company may obtain free copies of the registration statement, the information statement/proxy statement/prospectus and other relevant documents filed by the Company and ProFrac with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and ProFrac with the SEC are also available free of charge on the Company’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation

The Company and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the transaction. Information regarding the officers and directors of the Company is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of the Company and in the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2022. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy materials and other materials filed with the SEC in connection with the transaction.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated as of September 30, 2022, by U.S. Well Services, LLC in favor of Equify Financial, LLC.

10.2	Security Agreement, dated as of September 30, 2022, by U.S. Well Services, LLC in favor of Equify Financial, LLC.

10.3	Continuing Guaranty, dated as of July 18, 2022, by U.S. Well Services, Inc. in favor of Equify Financial, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date: October 6, 2022	By:	/s/ Josh Shapiro
Josh Shapiro
Chief Financial Officer